1 Q4 FISCAL YEAR 2023 Supplemental Information

Revenue Composition

($ in thousands)	Quarter Ended							
	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022	December 31, 2021
Software and related service revenue								
SaaS[1]	$ 10,864	$ 10,170	$ 9,901	$ 9,230	$ 8,833	$ 8,450	$ 7,899	$ 6,310
Transaction-based[2]	3,827	3,461	3,319	3,331	3,137	3,253	2,642	2,325
Maintenance[3]	7,986	8,478	8,140	7,417	5,600	5,720	5,672	5,897
Recurring software services[4]	10,966	11,804	11,266	10,164	10,945	10,768	11,107	10,311
Professional services[5]	11,443	10,600	11,202	9,775	8,492	8,743	8,251	9,386
Software licenses	3,256	2,755	3,479	1,197	3,485	2,072	3,401	2,109
Total	$ 48,342	$ 47,268	$ 47,307	$ 41,114	$ 40,492	$ 39,006	$ 38,972	$ 36,338
Year-over-year growth	*19%*	*21%*	*21%*	*13%*				
Payments revenue	$ 42,601	$ 41,990	$ 41,909	$ 40,354	$ 39,775	$ 36,683	$ 34,528	$ 33,466
Year-over-year growth	*7%*	*14%*	*21%*	*21%*				
Other revenue								
Recurring[6]	$ 1,992	$ 1,956	$ 1,880	$ 2,045	$ 2,001	$ 1,792	$ 1,780	$ 1,802
Other	3,472	2,717	2,776	2,516	2,982	3,072	2,840	2,333
Total	$ 5,464	$ 4,673	$ 4,656	$ 4,561	$ 4,983	$ 4,864	$ 4,620	$ 4,135
Year-over-year growth	*10%*	*(4)%*	*1%*	*10%*				
Total revenue	$ 96,407	$ 93,931	$ 93,872	$ 86,029	$ 85,250	$ 80,553	$ 78,120	$ 73,939
Recurring revenue[7]	$ 78,236	$ 77,859	$ 76,415	$ 72,541	$ 70,291	$ 66,666	$ 63,628	$ 60,111
Annualized Recurring Revenue "ARR"[8]								
Software and related service revenue	$ 134,572	$ 135,652	$ 130,504	$ 120,568	$ 114,060	$ 112,764	$ 109,280	$ 99,372
Payments revenue	170,404	167,960	167,636	161,416	159,100	146,732	138,112	133,864
Other revenue	7,968	7,824	7,520	8,180	8,004	7,168	7,120	7,208
Total ARR	$ 312,944	$ 311,436	$ 305,660	$ 290,164	$ 281,164	$ 266,664	$ 254,512	$ 240,444
Year-over-year growth	*11%*	*17%*	*20%*	*21%*				

See footnotes continued on the next slide.

3 VERTICALS

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3 Annualized Recurring Revenue (“ARR”) 1.) SaaS revenue is earned when we provide, as a service to our customers over time, the right to access our software, generally hosted in a cloud environment. 2.) Transaction-based software revenue is earned when we provide services through our software and charge a per-transaction fee. For example, when we provide electronic filing services for courts and charge fees per filing, or when we stand-ready to process and bill utility customers and charge the utility a fee per bill electronically presented. 3.) Software maintenance revenue is earned when, following the implementation of our software systems, we provide ongoing software support services to assist our customers in operating the systems and to periodically update the software. 4.) Recurring software services are earned when we provide long-term, usually evergreen, contracted services to our customers through our software. The services provided, such as healthcare revenue cycle management, or automated collections management, are integrated into one of our software solutions. 5.) Professional services are earned when we provide customized services to our customers who utilize our software products. Many of our customers contract with us for installation, configuration, training, and data conversion projects, which do not necessarily recur, and as such are excluded from our calculation of ARR. 6.) Recurring other revenue primarily consists of recurring long-term contracts that are not specific to software, such as hardware maintenance plans or field service plans. 7.) Recurring revenue consists of software-as-a-service (“SaaS”) arrangements, transaction-based software-revenue, software maintenance revenue, recurring software-based services, payments revenue and other recurring revenue sources. This excludes contracts that are not recurring or are one-time in nature. 8.) Annualized Recurring Revenue (ARR) is the quarterly recurring revenue multiplied by 4. The Company focuses on ARR because it helps to assess the health and trajectory of the business. ARR does not have a standardized definition and is therefore unlikely to be comparable to similarly titled measures presented by other companies. It should be reviewed independently of revenue and it is not a forecast. It does not contemplate seasonality. The active contracts at the end of a reporting period used in calculating ARR may or may not be extended or renewed by the Company’s customers.

Q4 Fiscal 2023 GAAP Measures

The following is our Income (loss) from operations for the three and twelve months ended September 30, 2023 and 2022 calculated in accordance with GAAP. The presentation also includes references to non-GAAP financial measures presented by the Company. The Company believes that the non-GAAP financial measures presented by the Company provide useful information to investors in understanding and evaluating the Company's ongoing operating results. Accordingly, the Company includes such non-GAAP financial measures when reporting its financial results to shareholders and potential investors in order to provide them with an additional tool to evaluate the Company's ongoing business operations. The Company believes that these non-GAAP financial measures are representative of comparative financial performance that reflects the economic substance of the Company's current and ongoing business operations.

Although these non-GAAP financial measures assist in measuring the Company's operating results and assessing its financial performance, they are not necessarily comparable to similarly titled measures of other companies due to potential inconsistencies in the method of calculation. The Company believes that the disclosure of these non-GAAP financial measures provides investors with important key financial performance indicators that are utilized by management to assess the Company's operating results, evaluate the business and make operational decisions on a prospective, going-forward basis. Hence, management provides disclosure of these non-GAAP financial measures to give shareholders and potential investors an opportunity to see the Company as viewed by management, to assess the Company with some of the same tools that management utilizes internally and to be able to compare such information with prior periods. The Company believes that disclosure of these non-GAAP financial measures provides investors with additional information to help them better understand its financial statements just as management utilizes these non-GAAP financial measures to better understand the business, manage budgets and allocate resources.

($ in thousands)	Three months ended September 30, 2023				Three months ended September 30, 2022			
	Software and Services	Merchant Services	Other	Total	Software and Services	Merchant Services	Other	Total
Income (loss) from operations	$ 13,329	$ 8,456	$ (12,990)	$ 8,795	$ 12,923	$ 6,746	$ (12,450)	$ 7,219

($ in thousands)	Year ended September 30, 2023				Year ended September 30, 2022			
	Software and Services	Merchant Services	Other	Total	Software and Services	Merchant Services	Other	Total
Income (loss) from operations	$ 45,712	$ 29,130	$ (52,133)	$ 22,709	$ 20,003	$ 24,595	$ (47,042)	$ (2,444)

i3 VERTICALS

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5 Q4 Fiscal 2023 Segment Performance(1) ($ in thousands) Three months ended September 30, Period over period growth2023 2022 Revenue Software and Services $ 60,056 $ 51,827 16% Merchant Services 36,374 33,410 9% Other (23) 13 (277)% Total $ 96,407 $ 85,250 13% Adjusted EBITDA(2) Software and Services $ 21,225 $ 17,099 24% Merchant Services 10,756 9,122 18% Other (5,204) (4,482) (16)% Total $ 26,777 $ 21,739 23% Volume Software and Services $ 735,980 $ 604,592 22% Merchant Services 5,563,071 5,470,056 2% Total $ 6,299,051 $ 6,074,648 4% 1.) i3 Verticals has two segments, "Software and Services" and “Merchant Services.” i3 Verticals also has an “Other” category, which includes corporate overhead. 2.) Adjusted EBITDA is a non-GAAP financial measure. Refer to the following slides for the reconciliation of non-GAAP financial measures.

6 Q4 Fiscal 2023 Segment Performance(1) ($ in thousands) Years ended September 30, Period over period growth2023 2022 Revenue Software and Services $ 232,967 $ 193,402 20% Merchant Services 137,342 124,481 10% Other (70) (21) nm Total $ 370,239 $ 317,862 16% Adjusted EBITDA(2) Software and Services $ 83,001 $ 62,691 32% Merchant Services 38,933 34,651 12% Other (21,571) (17,798) (21)% Total $ 100,363 $ 79,544 26% Volume Software and Services $ 2,743,549 $ 2,148,795 28% Merchant Services 21,686,690 20,488,530 6% Total $ 24,430,239 $ 22,637,325 8% 1.) i3 Verticals has two segments, "Software and Services" and “Merchant Services.” i3 Verticals also has an “Other” category, which includes corporate overhead. 2.) Adjusted EBITDA is a non-GAAP financial measure. Refer to the following slides for the reconciliation of non-GAAP financial measures.

Reconciliation of Non-GAAP Financial Measures

The reconciliation of our income (loss) from operations to non-GAAP pro forma adjusted net income and non-GAAP adjusted EBITDA is as follows:

($ in thousands)	Three months ended September 30, 2023				Three months ended September 30, 2022			
	Software and Services	Merchant Services	Other	Total	Software and Services	Merchant Services	Other	Total
Income (loss) from operations	$ 13,329	$ 8,456	$ (12,990)	$ 8,795	$ 12,923	$ 6,746	$ (12,450)	$ 7,219
Interest expense, net	—	—	6,714	6,714	—	—	4,477	4,477
Other expense (income)	—	2,660	(929)	1,731	—	—	991	991
Provision for income taxes	63	—	(3,162)	(3,099)	—	—	6,161	6,161
Net income (loss)	13,266	5,796	(15,613)	3,449	12,923	6,746	(24,079)	(4,410)
Non-GAAP Adjustments:								
Provision for income taxes	63	—	(3,162)	(3,099)	—	—	6,161	6,161
Non-cash change in fair value of contingent consideration[1]	876	—	—	876	(979)	20	—	(959)
Equity-based compensation[2]	—	—	7,032	7,032	—	—	6,550	6,550
Acquisition-related expenses[3]	—	—	29	29	—	—	1,071	1,071
Acquisition intangible amortization[4]	5,032	1,942	158	7,132	4,099	2,056	—	6,155
Non-cash interest expense[5]	—	—	405	405	—	—	1,483	1,483
Other taxes[6]	44	(2)	391	433	10	11	236	257
Other expenses related to adjustments of liabilities under Tax Receivable Agreement[7]	—	—	(929)	(929)	—	—	991	991
Write down of intangible asset[8]	—	2,660	—	2,660	—	—	—	—
Non-GAAP adjusted income (loss) before taxes	19,281	10,396	(11,689)	17,988	16,053	8,833	(7,587)	17,299
Pro forma taxes at effective tax rate[9]	(4,820)	(2,599)	2,922	(4,497)	(4,013)	(2,208)	1,896	(4,325)
Pro forma adjusted net income (loss)[10]	14,461	7,797	(8,767)	13,491	12,040	6,625	(5,691)	12,974
Plus:								
Cash interest expense, net[11]	—	—	6,309	6,309	—	—	2,994	2,994
Pro forma taxes at effective tax rate[9]	4,820	2,599	(2,922)	4,497	4,013	2,208	(1,896)	4,325
Depreciation and internally developed software amortization[12]	1,944	360	176	2,480	1,046	289	111	1,446
Adjusted EBITDA	$ 21,225	$ 10,756	$ (5,204)	$ 26,777	$ 17,099	$ 9,122	$ (4,482)	$ 21,739

See footnotes continued on the next slide.

i3 VERTICALS

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8 Reconciliation of Non-GAAP Financial Measures 1.) Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 2.) Equity-based compensation expense related to stock options and restricted stock units issued under the Company's 2018 Equity Incentive Plan and 2020 Acquisition Equity Incentive Plan. 3.) Acquisition-related expenses are the professional service and related costs directly related to our acquisitions and are not part of our core performance. 4.) Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 5.) Non-cash interest expense reflects amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 6.) Other taxes consist of franchise taxes, commercial activity taxes, the employer portion of payroll taxes related to stock option exercises and other non-income based taxes. Taxes related to salaries are not included. 7.) Under our Tax Receivable Agreement we have a liability equal to 85% of certain deferred tax assets resulting from an increase in the tax basis of our investment in i3 Verticals, LLC. Other expenses related to adjustments of liabilities under our Tax Receivable Agreement relate to the remeasurement of the underlying deferred tax asset for changes in estimated income tax rates. 8.) Write down of intangible asset is related to the write down of an internal use software project. 9.) Pro forma corporate income tax expense is based on Non-GAAP adjusted income before taxes and is calculated using a tax rate of 25.0% for both 2023 and 2022, based on blended federal and state tax rates. 10.) Pro forma adjusted net income represents a non-GAAP financial measure, and assumes that all net income during the period is available to the holders of the Company’s Class A common stock. 11.) Cash interest expense, net represents all interest expense net of interest income recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 12.) Depreciation and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software.

Reconciliation of Non-GAAP Financial Measures

The reconciliation of our income (loss) from operations to non-GAAP pro forma adjusted net income and non-GAAP adjusted EBITDA is as follows:

($ in thousands)	Year ended September 30, 2023				Year ended September 30, 2022			
	Software and Services	Merchant Services	Other	Total	Software and Services	Merchant Services	Other	Total
Income (loss) from operations	$ 45,712	$ 29,130	$ (52,133)	$ 22,709	$ 20,003	$ 24,595	$ (47,042)	$ (2,444)
Interest expense, net	—	—	25,128	25,128	—	—	14,775	14,775
Other expense (income)	—	2,660	(1,224)	1,436	—	—	991	991
Provision for income taxes	82	—	(1,285)	(1,203)	—	—	5,007	5,007
Net income (loss)	45,630	26,470	(74,752)	(2,652)	20,003	24,595	(67,815)	(23,217)
Non-GAAP Adjustments:								
Provision for income taxes	82	—	(1,285)	(1,203)	—	—	5,007	5,007
Financing-related expenses[1]	—	—	8	8	—	—	13	13
Non-cash change in fair value of contingent consideration[2]	10,768	13	—	10,781	23,205	520	—	23,725
Equity-based compensation[3]	—	—	27,878	27,878	—	—	26,230	26,230
Acquisition-related expenses[4]	—	—	1,132	1,132	—	—	2,088	2,088
Acquisition intangible amortization[5]	20,051	7,933	158	28,142	15,796	8,333	—	24,129
Non-cash interest expense[6]	—	—	1,717	1,717	—	—	5,795	5,795
Other taxes[7]	108	494	792	1,394	55	27	426	508
Other expenses related to adjustments of liabilities under Tax Receivable Agreement[8]	—	—	(929)	(929)	—	—	991	991
Write down of intangible asset[9]	—	2,660	—	2,660	—	—	—	—
Net gain on sale of investments[10]	—	—	(295)	(295)	—	—	—	—
Non-GAAP adjusted income (loss) before taxes	76,639	37,570	(45,576)	68,633	59,059	33,475	(27,265)	65,269
Pro forma taxes at effective tax rate[11]	(19,160)	(9,393)	11,395	(17,158)	(14,765)	(8,369)	6,816	(16,318)
Pro forma adjusted net income (loss)[12]	57,479	28,177	(34,181)	51,475	44,294	25,106	(20,449)	48,951
Plus:								
Cash interest expense, net[13]	—	—	23,411	23,411	—	—	8,980	8,980
Pro forma taxes at effective tax rate[11]	19,160	9,393	(11,395)	17,158	14,765	8,369	(6,816)	16,318
Depreciation and internally developed software amortization[14]	6,362	1,363	594	8,319	3,632	1,176	487	5,295
Adjusted EBITDA	$ 83,001	$ 38,933	$ (21,571)	$ 100,363	$ 62,691	$ 34,651	$ (17,798)	$ 79,544

See footnotes continued on the next slide.

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10 Reconciliation of Non-GAAP Financial Measures 1.) Financing-related expenses includes expenses directly related to certain transactions as part of financing transactions. 2.) Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 3.) Equity-based compensation expense related to stock options and restricted stock units issued under the Company's 2018 Equity Incentive Plan and 2020 Acquisition Equity Incentive Plan. 4.) Acquisition-related expenses are the professional service and related costs directly related to our acquisitions and are not part of our core performance. 5.) Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 6.) Non-cash interest expense reflects amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 7.) Other taxes consist of franchise taxes, commercial activity taxes, reserves for ongoing tax audit matters, the employer portion of payroll taxes related to stock option exercises and other non-income based taxes. Taxes related to salaries are not included. 8.) Under our Tax Receivable Agreement we have a liability equal to 85% of certain deferred tax assets resulting from an increase in the tax basis of our investment in i3 Verticals, LLC. Other expenses related to adjustments of liabilities under our Tax Receivable Agreement relate to the remeasurement of the underlying deferred tax asset for changes in estimated income tax rates. 9.) Write down of intangible asset is related to the write down of an internal use software project. 10.) Gain on investment, which the Company recognizes in other income, reflects contingent consideration received for an investment that was sold in a prior year for the year ended September 30, 2023. 11.) Pro forma corporate income tax expense is based on Non-GAAP adjusted income before taxes and is calculated using a tax rate of 25.0% for both 2023 and 2022, based on blended federal and state tax rates. 12.) Pro forma adjusted net income represents a non-GAAP financial measure, and assumes that all net income during the period is available to the holders of the Company’s Class A common stock. 13.) Cash interest expense, net represents all interest expense net of interest income recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of debt discount and debt issuance costs and any write-offs of debt issuance costs. 14.) Depreciation and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software.

11 Reconciliation Between GAAP Debt and Covenant Debt ($ in millions) As of September 30, 2023 Revolving lines of credit to banks under the Senior Secured Credit Facility $ 272.5 Exchangeable Notes 117.0 Less: Cash and Cash Equivalents (3.1) Total long-term debt for use in our Total Leverage Ratio $ 386.4 The reconciliation of our GAAP Long-term debt, before issuance costs, and the debt balance used in our Total Leverage Ratio is as follows: